Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-5795 – PremierSolutions Standard (Series A)
HV-6779 – PremierSolutions Standard (Series A-II)

Supplement dated October 21, 2025 to Prospectuses dated May 1, 2025

This supplement amends expense (effective June 2, 2025) and name (effective September 30, 2025) information for the Putnam International Capital Opportunities Fund in the above-referenced product Prospectuses.

Accordingly, prior information for the Putnam International Capital Opportunities Fund – Class A in the “Appendix A – Underlying Funds” section of the Prospectuses is updated as follows (all other information in the “Appendix A – Underlying Funds” section of the Prospectuses remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Small/Mid Blend	Putnam International Small Cap Fund – Class A* (Effective 9/30/25, Putnam International Capital Opportunities Fund was renamed Putnam International Small Cap Fund)	1.51%	3.04%	4.14%	5.57%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Putnam Advisory Company, LLC; Franklin Advisers, Inc.; Franklin Templeton Investment Management
* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.

Please read this Supplement carefully and retain it for future reference.

2025-PROSUPP-25